Defined Asset Funds(SM)

Select Series 1999 E

IRA Ideal!

The Select S&P Industrial Portfolio

Take Indexing to Another Level...

[LOGO] Merrill Lynch

Indexing -- it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(SM) Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index* for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the Index for high dividend yields and potential value.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio -- 1999 Series E+

             Name of Issuer                Ticker Symbol        Current Dividend
                                                                    Yield(++)
1.  Genuine Parts Company                       GPC                  3.35%
2.  ConAgra, Inc.                               CAG                  2.79
3.  Winn-Dixie Stores, Inc.                     WIN                  2.57
4.  May Department Stores Company               MAY                  2.30
5.  Emerson Electric Company                    EMR                  2.18
6.  Air Products and Chemicals, Inc.            APD                  2.15
7.  Bestfoods                                   BFO                  2.01
8.  Newell Rubbermaid, Inc.                     NWL                  1.85
9.  Rohm and Haas Company                       ROH                  1.78
10. American Home Products Corporation          AHP                  1.76

             Name of Issuer                Ticker Symbol        Current Dividend
                                                                    Yield(++)
11. ALLTEL Corporation                           AT                  1.70
12. Hershey Foods Corporation                   HSY                  1.66
13. Pitney Bowes, Inc.                          PBI                  1.60
14. Abbott Laboratories                         ABT                  1.58
15. Textron, Inc.                               TXT                  1.58

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.*

+  Initial date of deposit - August 2, 1999.

++ Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on July 30, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.


Past Performance of Prior Select S&P Industrial Portfolios
Past performance is no guarantee of future results.

Series From Inception Through 6/30/99    Most Recently Completed Portfolio
    (including annual rollovers)

Inception     Series     Return            Period          Series      Return
1/22/97         A        15.32%       2/9/98-3/19/99         A          5.92%
2/24/97         B        15.78        3/23/98-4/23/99        B          6.13
4/21/97         C        18.13        4/27/98-6/4/99         C          12.29
6/9/97          D        11.08        6/9/97-7/17/98         D          19.39
7/21/97         E        11.39        7/21/97-8/21/98        E          8.25
9/8/97          F        15.53        9/8/97-10/2/98         F          9.95
10/20/97        G         9.76        10/20/97-12/4/98       G          14.22
12/2/97         H         8.74        12/2/97-1/8/99         H          17.47
1/8/98          J         8.11        1/8/98-2/8/99          J          10.13

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio

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


because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Avoid the teachings of speculators whose judgements are not confirmed by experience.
LEONARDO DA VINCI

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index*, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are also in the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We only consider stocks that are ranked A+ or A by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from A+ for the highest ranked stocks to D for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended topredict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group we select the 15 highest-dividend yielding stocks for the Portfolio, whose prices may be undervalued.

*"Standard & Poor's," "S&P", "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.






Hypothetical Past Performance of the Strategy (not any Portfolio)


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


Growth of $10,000 Invested Over 25 Years -- 1/1/74 through 6/30/99

StrategyS..................$613,317    S&P 500 Index...................$347,257
DJIA........................$347,602   S&P Industrial Index............$345,272


Growth of $10,000 Invested Over 26 Years -- 1/1/73 Through 6/30/99

     [A mountain chart, captioned "Growth of $10,000 Invested Over 26 Years -- 1/1/73 through 6/30/99" compares the cumulative annual performance from 1973 through 6/30/99 of the StrategyS. (ochre), the Dow Jones Industrial Average
(DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart (net of sales charges and expenses). The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1973 through 6/30/99. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1973 ending 6/30/91. The initial value of each investment is $10,000. Throughout the period from 1973 through June 30, 1999, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($495,109), the ending value of the S&P 500 Index ($296,349), the ending value of the S&P Industrial Index ($294,828) and the ending value of the DJIA ($301,997).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index in 10 and the S&P Industrial Index in 9 of the last 26 years.

Annual Total Returns

                                              S&P                                                  S&P
                                 S&P 500   Industrial                                S&P 500    Industrial
Year    Strategy(S)    DJIA       Index      Index     Year    Strategy(S)    DJIA    Index       Index
1973      -20.13%     -13.12%    -14.66%    -14.61%    1987       2.52        6.02     5.67        9.13
1974       -5.35      -23.14     -26.47     -26.54     1988      42.04        15.95   16.58       15.80
1975       40.63       44.40      36.92      36.78     1989      35.40        31.71   31.11       29.30
1976       30.89       22.72      23.53      22.59     1990       0.96        -0.57   -3.20       -0.84
1977       -6.53      -12.71      -7.19      -8.20     1991      27.06        23.93   30.51       30.39
1978        6.06        2.69       6.39       7.50     1992      11.50         7.34    7.67        5.63
1979       26.47       10.52      18.02      18.40     1993       2.28        16.72    9.97        8.90
1980       18.23       21.41      31.50      32.98     1994      11.41         4.95    1.30        3.75
1981        7.67       -3.40      -4.83      -6.69     1995      36.68        36.48   37.10       34.26
1982       25.87       25.79      20.26      20.14     1996      12.25        28.57   22.69       22.70
1983       24.72       25.68      22.27      22.79     1997      33.34        24.78   33.10       30.80
1984       12.34        1.06       5.95       4.09     1998      15.10        18.00   28.34       33.43
1985       29.98       32.78      31.43      30.08     6/30/99   -0.20        20.37   12.33       12.64
1986       28.78       26.91      18.37      18.54     Average   15.86%       13.72%  13.64%      13.62%




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


Average Annual Total Returns

For periods ending 12/31/98   3 year    5 year    10 year   15 year   20 year   25 year
StrategyS                     19.52%    21.06%    17.83%    19.29%    19.57%    17.91%
DJIA                          23.71%    22.08%    18.62%    17.71%    17.14%    14.40%
S&P 500 Index                 27.97%    23.82%    19.03%    17.74%    17.50%    14.71%
S&P Industrial Index          28.89%    24.43%    19.09%    17.77%    17.51%    14.67%


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

SNet of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.


[logo] Defined Asset Funds
Buy With Knowledge o  Hold with Confidence

EQUITY INVESTOR FUNDS

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Baby Boomer Economy Portfolios(SM)
Health Care Trust
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio



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


Index Series

S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Trusts

Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the indices.


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


o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                      As a % of Public          Amount per
                                       Offering Price           1,000 Units
--------------------------------------------------------------------------------
Initial Sales Charge                        1.00%                 $10.00
Deferred Sales Charge                       1.75%                 $17.50
                                    ============================================
Maximum Sales Charge                        2.75%                 $27.50
Estimated Annual Expenses
(as a % of net assets)                     0.196%                  $1.94

Estimated Organization Costs                                       $0.91
--------------------------------------------------------------------------------

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts



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


For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                                Total Sales Charge as a % of
Amount Purchased                                    Public Offering Price
--------------------------------------------------------------------------------
Less than $50,000                                          2.75%
$50,000 to $99,999                                         2.50%
$100,000 to $249,999                                       2.00%
$250,000 to $999,999                                       1.75%
$1,000,000 or more                                         1.00%
--------------------------------------------------------------------------------

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale in not permitted.

                                                                  11579BR - 8/99

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(C)1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.






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